Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Financial Gravity Companies, Inc. (the “Company”) on Form 10-Q for the quarter ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Pollock, Principal Executive Officer, and I, Paul Williams, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 2, 2018	By:	/s/ John Pollock
John Pollock
Chief Executive Officer
(Principal Executive Officer)

Date: March 2, 2018	By:	/s/ Paul Williams
Paul Williams
Chief Financial Officer
(Principal Financial Officer)